                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|
Filed by a party other than the registrant |_|


Check the appropriate box:
|_|   Preliminary proxy statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive proxy statement
|X|   Definitive additional materials
|_|   Soliciting material pursuant to Rule 14a-12


                           DutchFork Bancshares, Inc.
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                (Name of Registrant as Specified in Its Charter)

                           DutchFork Bancshares, Inc.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:
            N/A
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(2)   Aggregate number of securities to which transactions applies:
            N/A
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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
            N/A
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(4)   Proposed maximum aggregate value of transaction:
            N/A
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(5)   Total Fee paid:
            N/A
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|_|   Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
            N/A
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(2)    Form, schedule or registration statement no.:
            N/A
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(3)   Filing party:
            N/A
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(4)   Date filed:
            N/A
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




                    Newberry Federal Savings Bank Letterhead


Dear ESOP Participant:

      On behalf of the Board of Directors of DutchFork Bancshares, Inc. (the "Company"), I am forwarding to you a green vote authorization form for the matters to be voted on at the Annual Meeting of Stockholders of DutchFork
Bancshares, Inc. on February 8, 2001, along with a Notice and Proxy Statement for the Company's Annual Meeting and a Company Annual Report. As a participant in the Newberry Federal Savings Bank Employee Stock Ownership Plan (the "ESOP") you are entitled to instruct the trustee of the ESOP how to vote the shares of Company common stock allocated to your account in the ESOP.

      As of December 11, 2000, the record date for stockholders entitled to vote at the Annual Meeting, no shares of Common Stock held in the ESOP Trust had been allocated to participant accounts. Therefore, for purposes of this vote only, you will be deemed to have one share of Common Stock in the ESOP allocated to you for the sole purpose of providing the ESOP trustee with voting instructions. The remaining unallocated shares in the ESOP Trust will be voted by the ESOP trustee in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the shares of Common Stock deemed allocated to their accounts, so long as such vote is in accordance with the Employee Retirement Income Security Act of 1974, as amended.

      At this time, in order to direct the voting of the share of Common Stock deemed allocated to your account under the ESOP, please complete and sign the
enclosed  green  vote   authorization   form  and  return  it  in  the  enclosed
postage-paid envelope no later than February 1, 2001. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or Newberry Federal Savings Bank. The votes will be tallied by the ESOP trustee and the ESOP Trustee will use the voting instructions it receives to vote the shares of Common Stock in the ESOP Trust.

                                          Sincerely,

Name:____________________
Shares: 1 share

                             VOTE AUTHORIZATION FORM
                             -----------------------


      I, the undersigned, understand that First BankersTrust Company, the ESOP Trustee, is the holder of record and custodian of all shares attributable to me of DutchFork Bancshares, Inc. (the "Company") common stock under the Newberry Federal Savings Bank Employee Stock Ownership Plan. I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on February 8, 2001.

      Accordingly, you are to vote my share as follows:

1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

            Keitt Purcell and James E. Wiseman, Jr.

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

             |_|                   |_|                        |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------


      2. The approval of the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            |_|                        |_|                    |_|


      3. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditors of DutchFork Bancshares, Inc. for the fiscal year ending September 30, 2001.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------

            |_|                       |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

      The ESOP Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.


__________________________________           ___________________________________
            Date                                      Signature

PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN FEBRUARY 1, 2001.

                    Newberry Federal Savings Bank Letterhead

Dear 401(k) Plan Participant:

      In connection with the Annual Meeting of Stockholders of DutchFork Bancshares, Inc. (the "Company") which is the parent holding company for Newberry Federal Savings Bank (the "Bank"), you may vote the shares of Company common stock ("Common Stock") held in the DutchFork Bancshares, Inc. Stock Fund ("Employer Stock Fund") and credited to your account under the Newberry Federal Savings Bank Employees' Savings and Profit Sharing Plan Trust ("401(k) Plan").

      On behalf of the Board of Directors, I am forwarding to you the attached yellow vote authorization form, provided for the purpose of conveying your voting instructions to the Bank of New York, an unrelated corporate trustee for the Employer Stock Fund (the "Employer Stock Fund Trustee"). The Employer Stock Fund Trustee will vote those shares of Company common stock held in the 401(k) Plan Trust. Also enclosed is a Notice and Proxy Statement for the Company's Annual Meeting of Stockholders to be held on February 8, 2001 and a DutchFork Bancshares, Inc. Annual Report to Stockholders.

      As a 401(k) Plan participant investing in the Employer Stock Fund you are entitled to direct the Employer Stock Fund Trustee as to the voting of Common Stock credited to your account as of December 11,2000, the record date for stockholders entitled to vote. The Employer Stock Fund Trustee will vote all shares of Common Stock for which no directions are given or for which timely instructions were not received in a manner calculated to most accurately reflect the instructions the Employer Stock Fund Trustee received from participants regarding shares of Common Stock in their 401(k) Plan accounts.

      At this time, in order to direct the voting of your shares of Common Stock held in the Employer Stock Fund, you must complete and sign the enclosed yellow vote authorization form and return it in the accompanying postage-paid envelope by February 1, 2001. Your vote will not be revealed, directly or indirectly, to any other officer or other employee or director of the Company or the Bank.

                                      Sincerely,

Name:____________________
Shares:___________________



                             VOTE AUTHORIZATION FORM
                             -----------------------

      I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders to be held on February 8, 2001.

      Accordingly, the Employer Stock Fund Trustee is to vote my shares of Common Stock as follows:

1. The election as Directors of all nominees listed (unless the "FOR ALL EXCEPT" box is marked and the instructions below are complied with).

            Keitt Purcell and James E. Wiseman, Jr.

                                                            FOR ALL
            FOR               VOTE WITHHELD                 EXCEPT
            ---               -------------                 ------

            |_|                   |_|                         |_|

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name on the line provided below.


--------------------------------------------------------------------------------

      2. The approval of the DutchFork Bancshares, Inc. 2001 Stock-Based Incentive Plan.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------
            |_|                       |_|                     |_|


      3. The ratification of the appointment of Clifton D. Bodiford, CPA as independent auditors of DutchFork Bancshares, Inc. for the fiscal year ending September 30, 2001.

            FOR                     AGAINST                 ABSTAIN
            ---                     -------                 -------

            |_|                       |_|                     |_|

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
PROPOSALS.

      The Employer Stock Fund Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.


_____________________________        ________________________________________
            Date                                      Signature


      PLEASE DATE, SIGN AND RETURN THIS FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE NO LATER THAN FEBRUARY 1, 2001.